UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  January 13, 2009

ENSCO International Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8097	76-0232579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street Suite 4300 Dallas, Texas 75201-3331
(Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (214) 397-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Letter regarding unaudited interim information
Consent of Independent Registered Public Accounting Firm
Part II, Item 8 "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2007
Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2007.
Part I, Item 1 "Financial Statements" of our Quarterly Report on Form 10-Q for the period ended September 30, 2008
Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q for the period ended September 30, 2008

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

As previously reported, we are in the process of developing a fleet of deepwater semisubmersible rigs. In connection therewith, we contracted Keppel FELS Limited ("KFELS"), a major international shipyard based in Singapore, to construct seven ultra-deepwater semisubmersible rigs (the "ENSCO 8500 Series®"). The first ENSCO 8500 Series® rig has been delivered by KFELS and arrived in the Gulf of Mexico in mid-December 2008. The rig is currently undergoing final outfitting and preparing for deepwater sea trials and is projected to commence operations in February 2009. In connection with the arrival of our first ENSCO 8500 Series® rig, we have reorganized the management of our operations, establishing a separate business unit to manage our fleet of deepwater semisubmersible rigs.

As part of this reorganization, we evaluated our remaining assets and operations, consisting of 43 jackup rigs and one barge rig organized into three business units based on major geographic region, and now consider these three business units as operating segments. Accordingly, our business now consists of four operating segments: (1) Deepwater, (2) Asia Pacific, (3) Europe/Africa and (4) North and South America. Each of our four operating segments provides one service, contract drilling.

We are filing this Current Report on Form 8-K (the "Report") for the purpose of, among other things, incorporating its contents into the Registration Statement on Form S-3 that we will file today. This report includes updates to certain disclosures contained in our Annual Report on Form 10-K for the year ended December 31, 2007 ("Form 10-K"), filed with the Securities and Exchange Commission ("SEC") on February 26, 2008, and our Quarterly Report on Form 10-Q for the period ended September 30, 2008 ("Form 10-Q"), filed with the SEC on October 23, 2008, to retrospectively reflect our management reorganization from one operating segment to four operating segments. Each Item being updated in our Form 10-K and Form 10-Q is filed as a separate exhibit to this Report. The specific disclosures updated within those items are as follows:

•	Note 11 to our audited consolidated financial statements as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, included in Part II, Item 8 "Financial Statements and Supplementary Data" of our Form 10-K (filed as Exhibit 99.1 hereto);
•	The Results of Operations section included in Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Form 10-K (filed as Exhibit 99.2 hereto);
•	Note 13 to our unaudited condensed consolidated financial statements as of September 30, 2008 and for the three-month and nine-month periods ended September 30, 2008 and 2007, included in Part I, Item 1 "Financial Statements" of our Form 10-Q (filed as Exhibit 99.3 hereto); and
•	The Results of Operations section included in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Form 10-Q (filed as Exhibit 99.4 hereto).

The updated operating segment disclosures included in this Report do not impact or change any of our previously filed consolidated balance sheets, consolidated statements of income and/or consolidated statements of cash flows. The revised Items of the Form 10-K and Form 10-Q included in this Report have not been updated for any events occurring after the respective dates the Form 10-K and Form 10-Q were originally filed other than the updated operating segment disclosures resulting from the aforementioned management reorganization. This Report should be read in conjunction with the Form 10-K (except for Part II, Items 7 and 8), the Form 10-Q (except for Part I, Items 1 and 2), and our other reports on Form 10-Q and Form 8-K.
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FORWARD-LOOKING STATEMENTS

This Report and the exhibits hereto contain forward-looking statements that are subject to a number of risks and uncertainties and are based on information as of the date of this Report or the respective dates the Form 10-K and Form 10-Q were originally filed, as applicable. We assume no obligation to update these statements based on information after the date of this Report or the respective dates the Form 10-K and Form 10-Q were originally filed, as applicable.

Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. The forward-looking statements include, but are not limited to, statements regarding future operations, industry trends or conditions and the business environment; statements regarding future levels of, or trends in, day rates, utilization, revenues, operating expenses, contract backlog, capital expenditures, insurance, financing and funding; statements regarding future construction (including construction in progress and completion thereof), enhancement, upgrade or repair of rigs and timing thereof; future mobilization, relocation or other movement of rigs and timing thereof; future availability or suitability of rigs and timing thereof; and statements regarding the likely outcome of litigation, legal proceedings, investigations or claims and timing thereof.

Forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including:

•	industry conditions and competition, including changes in rig supply and demand or new technology,
•	risks associated with the current global economic crisis and its impact on capital markets and liquidity,
•	prices of oil and natural gas in general, and the recent precipitous decline in prices in particular, and the impact of commodity prices upon future levels of drilling activity and expenditures,
•	material changes in recognition of revenue resulting from the deferral of revenues payable by our customers for mobilization of our drilling rigs, waiting on weather or time in shipyards that are deferred until we commence drilling operations,
•	excess rig availability or supply resulting from delivery of new drilling rigs,
•	heavy concentration of our rig fleet in premium jackups,
•	cyclical nature of the industry,
•	worldwide expenditures for oil and gas drilling,
•	operational risks, including hazards created by severe storms and hurricanes,
•	risks associated with offshore rig operations or rig relocations in general, and in foreign jurisdictions in particular,
•	renegotiation, nullification or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent,
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•	changes in the dates new contracts actually commence,
•	changes in the dates our rigs will enter a shipyard, be delivered, return to or enter service,
•	risks inherent to domestic and foreign shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single foreign shipyard, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery,
•	availability of transport vessels to relocate rigs,
•	environmental or other liabilities, risks or losses, whether related to hurricane equipment damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future which are not covered by insurance or indemnity in whole or in part,
•	limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris,
•	self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season,
•	impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation as well as repeal or modification of same,
•	political and economic uncertainties,
•	our ability to attract and retain skilled personnel,
•	expropriation, nationalization, deprivation, terrorism or military action impacting our operations, assets or financial performance,
•	outcome of litigation, legal proceedings, investigations or claims,
•	adverse changes in foreign currency exchange rates, and;
•	potential reduction in fair value of our auction rate securities.

In addition to the numerous factors described above, you should carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of the Form 10-K and "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part I and "Item 1A. Risk Factors" in Part II of the Form 10-Q, each as updated in this Report and the exhibits hereto.
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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
15.1	Letter regarding unaudited interim information.
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Part II, Item 8 "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2007.
99.2	Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Anual Report on Form 10-K for the year ended December 31, 2007.
99.3	Part I, Item 1 "Financial Statements" of our Quarterly Report on Form 10-Q for the period ended September 30, 2008.
99.4	Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q for the period ended September 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date: January 13, 2009	/s/ DAVID A. ARMOUR David A. Armour Vice President - Finance

/s/ DOUGLAS J. MANKO Douglas J. Manko Controller

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EXHIBIT INDEX

Exhibit No.	Description
15.1	Letter regarding unaudited interim information.
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Part II, Item 8 "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2007.
99.2	Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2007.
99.3	Part I, Item 1 "Financial Statements" of our Quarterly Report on Form 10-Q for the period ended September 30, 2008.
99.4	Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q for the period ended September 30, 2008.
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